UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SENIOR HOUSING PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SENIOR HOUSING PROPERTIES TRUST
400 Centre Street
Newton, Massachusetts 02458

May 10, 2007

Dear Fellow Shareholder:

YOUR VOTE IS IMPORTANT!

At the time of our annual shareholders meeting which commenced May 8, 2007 we learned that a number of shareholders did not receive proxy statements in time to submit their votes before the meeting. Accordingly, the meeting was adjourned and will continue at 10:00 a.m. on Wednesday, May 30, 2007.

Please complete and return the enclosed proxy as soon as possible, even if you are unsure if you have previously voted. Only your latest-dated vote will count.

Sincerely,
David J. Hegarty
President and Secretary

REMEMBER:

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at (877) 825-8971.

SENIOR HOUSING PROPERTIES TRUST
400 Centre Street
Newton, Massachusetts 02458

May 10, 2007

Dear Fellow Shareholder:

YOUR VOTE IS IMPORTANT!

At the time of our annual shareholders meeting which commenced May 8, 2007 we learned that a number of shareholders did not receive proxy statements in time to submit their votes before the meeting. Accordingly, the meeting was adjourned and will continue at 10:00 a.m. on Wednesday, May 30, 2007.

Please complete and return the enclosed proxy as soon as possible, even if you are unsure if you have previously voted. Only your latest-dated vote will count.

Sincerely,
David J. Hegarty
President and Secretary

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at (877) 825-8971.

Senior Housing Properties Trust

ANNUAL MEETING OF SHAREHOLDERS

~~Tuesday, May 8, 2007~~

~~11:00 a.m.~~

400 Centre Street
Newton, MA 02458

The Company has adjourned its Annual Meeting of Shareholders to Wednesday, May 30, 2007 at 10:00 a.m.

Senior Housing Properties Trust 400 Centre Street Newton, MA 02458	proxy

This proxy is solicited on behalf of the Board of Trustees for use at the Annual Meeting on May 8, 2007.

The undersigned shareholder of Senior Housing Properties Trust, a Maryland real estate investment trust, or the company, hereby appoints David J. Hegarty, Gerard M. Martin and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the company to be held at the company’s offices at 400 Centre Street, Newton, Massachusetts, on Tuesday, May 8, 2007, at 11:00 a.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the annual meeting of shareholders and of the accompanying Proxy Statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR TRUSTEE UNDER ITEM 1 AND “FOR” THE PROPOSAL IN EACH OF ITEMS 2, 3 AND 4. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

See reverse for voting instructions.

The Board of Trustees Recommends a Vote FOR the Proposals.

1. To elect two trustees in Group II to the board.	Nominees: (01) John L. Harrington (02) Adam D. Portnoy	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.      To approve amendments to the declaration of trust that will change the required shareholder vote for certain actions and provide that the required shareholder vote necessary for certain other actions shall be set in the bylaws.

☐ For ☐ Against ☐ Abstain

3.      To approve an amendment to the declaration of trust to provide that any shareholder who violates the declaration of trust or bylaws will indemnify and hold the company harmless from and against all costs, expenses, penalties, fines and other amounts, including attorneys’ and other professional fees, arising from the shareholder’s violation, together with interest on such amounts.

☐ For ☐ Against ☐ Abstain

4.      To approve the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to elect each of the trustees as proposed in Item 1 or to approve Items 2 or 3.

☐ For ☐ Against ☐ Abstain

5.      In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Change?   Mark Box ☐   Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.